Carrier Access All Hands
Turin Networks to Acquire Carrier Access
December 17, 2007
Carrier Access All Hands
Turin Networks to Acquire Carrier Access
December 17, 2007
Allen Snyder
President, CEO
Exhibit 99.1
Filed by Carrier Access Corporation Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Carrier Access Corporation
Commission File No.: 000-24597

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Forward-Looking Statement Caution
This presentation contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, concerning future financial and operating performance of the combined business, the timing of closing of the transaction, the potential adjustment of the per share price and other statements regarding the proposed merger. These forward-looking statements, which reflect Turin Networks’ and
Carrier Access’ management’s best judgment based on factors currently known, are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the risk that Turin Networks’ and Carrier Access’ businesses will not be integrated successfully; costs related to the merger; failure of Carrier Access’ stockholders to approve the merger and the transactions related thereto; the satisfaction of closing conditions; the failure to retain key employees; economic and political conditions in the U.S.
and abroad; the failure by the combined company to complete and deliver products and services within currently estimated time frames and budgets; the inability to achieve revenues from combined lines of products; and other risks affecting Turin Networks’ and
Carrier Access’ businesses generally, including, with respect to Carrier Access, those factors discussed in its Annual Report on Form 10-K for the year ended December 31,
2006, Form 10-Q for the quarter ended September 30, 2007, and other documents periodically filed with the Securities and Exchange Commission. We do not undertake any obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Key Takeaways – Enhancing Shareholder Value
•
Compelling strategic rationale
– Established customer relationships with major operators
– Complimentary products: access – aggregation – edge
– Increased scale enables broader set of solutions and services
•
Common vision & culture enables successful execution
– Flexible, solutions-based approach for network operators
•
Creates scale and competitiveness in the industry
– Over 400 customers supported by combined R&D expertise
– Increased customer support and services capabilities
– Proven access networking expertise
Strategic Fit
Right time, right solutions, right companies

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Transaction Details
•
Turin to purchase Carrier Access for approximately $92.7MM in cash.
•
Carrier Access becomes wholly owned subsidiary of Turin.
•
Per share purchase price is $2.60.
– All outstanding in-the-money options will vest immediately prior to closing and option-
holders will receive $2.60 per share, less exercise price and applicable taxes.
– All outstanding earned RSUs will vest immediately prior to closing and holder will receive $2.60 per share, less applicable taxes.
•
Per share purchase price may be adjusted down based on certain factors, including a certain ending cash balance requirement.
•
Both boards of directors have unanimously approved the transaction.
•
Subject to Carrier Access stockholder approval and other closing conditions.
•
Directors and executive officers of Carrier Access have agreed to vote their shares, which constitute 38.3% of the outstanding common stock of Carrier
Access, in favor of the transaction.
•
Expected to close in the first calendar quarter of 2008.
•
Intended to be treated as a taxable purchase of securities of Carrier Access.

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Who is Turin Networks?
•
A rapidly emerging global leader in the evolution of
metro transport and switching networks
– Turin ranks among the top 5 providers of OEDs
(Optical Edge Devices) in North America*
– Privately held
– Headquarters in Petaluma, CA
– Additional R&D facilities in Dallas and Boston, with
sales offices throughout the world
•
Currently 185 employees
•
More than 300 customers, including tier-1 Global Carriers, LECs,
Wireless Operators, Cable MSOs and Utilities in North America, Asia
and Europe
•
www.turinnetworks.com
*According to Ovum/RHK

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Turin’s Leadership Team
•
Henry Wasik, President and CEO
– Alcatel, SVP Fixed Communications Group
– 25 + years industry experience (Start-ups & Tier-1 suppliers), M.S. in Industrial Management,
B.S. in EE
•
William Zerella, CFO
– Infinera, VP Finance & Administration, CFO
– 25 + years financial management experience, MBA from New York University
•
Chris Stark, President of Worldwide Sales and Marketing
– Alcatel, SVP Optics Business Unit
– 20 + years industry experience, BS from Plymouth Univ. (England)
•
Jeff Rosen, Vice President of Operations, Customer Service & Quality
– Tellabs, VP Operations, Customer Service and IT
– 20 + years operational experience, MBA from Yale
•
Colm O’Brien, Vice President of Product Line Management
– BNR and Nortel Data Networking
– 20 + years experience, MSEE from Carleton Univ. (Canada)
•
Leah Maher, Vice President & General Counsel
– SpectraLink Corporation, Executive VP and General Counsel
– 18 + years with public companies, Law Degree from the University of Akron School of Law and
Economics and Government from Colby College
•
Bruce Miller, Consultant/Acting CTO for Turin
– VP of Network Strategy and Marketing at Alcatel USA at Alcatel
– VP of Network Strategy at Alcatel-Lucent
– VP of Engineering/Advanced Development/CTO/Founder at Astral Point Communications

Access
Metro Transport
Service Edge
Service Core
Residential Broadband
Business Services
Wireless Backhaul
TraverseEdge
Traverse PacketEdge
Metro Network
Traverse®
IP/MPLS
10GigE
CARRIER ETHERNET
MEF
Certified Compliant
Internet
Video
Voice
iConnect™

CarrierAccess™

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Turin’s Focus
•
Turin’s iConnect™-based metro transport and service edge aggregation solutions facilitate migration to end-to-end Carrier Ethernet/IP
•
Key solution areas include Ethernet Business Services, IP Service
Aggregation, Residential Broadband Aggregation, and wireless Backhaul /
Transport / Switching

Access
Metro Transport
Service Edge
Service Core
Residential Broadband
Business Services
Wireless Backhaul
CarrierAccess
CarrierAccess
TraverseEdge
Metro Network
iConnect™
Traverse®
IP/MPLS
10GigE
CARRIER ETHERNET
MEF
Internet
Video
Voice

CarrierAccess™

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Combined Solutions
•
Carrier Access extends Turin’s product portfolio to the network edge
•
Rich product / solution portfolio: access – aggregation – edge
•
Turin can offer combined solutions to the 400+ existing customers at&t
T-Mobile
verizon wireless
ALLTEL
telcel
Bell Mobility

Comcast
TDS
XO
CABLEVISION LightPath
CENTURYTEL
WALKER AND ASSOCIATES INC
COX COMMUNICATIONS
AT2 ADVANTAGE TELCOM
TelWorx
windstream
GraybaR works to your advantage
Level(3) COMMUNICATIONS
Qwest

Level(3) COMMUNICATIONS
one COMMUNICATIONS™
Broadview Networks
integra TELECOM
COX COMMUNICATIONS
NTT Communications
fibertech networks
columbus NETWORKS
VSNL INTERNATIONAL™

CarrierAccess™

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Customer Leadership
Wireless
Solutions
Converged Access
Solutions
A leading
supplier, 45K (18%)
cell sites installed
* Source:  Infonetics Research
Metro Transport
Solutions
A leading supplier of metro
transport/switching,
300+ Customers
A leading MSBG supplier
(7%), 110K Adits
installed

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Solutions
Service & Support
Customers
R&D / Innovation
• Access, Aggregation,
& Transport products
• Complete solutions
• Partner-friendly
• Substantial annual
R&D investment
• Multiple development
sites, including
Shanghai
• Expertise spanning
Access, Aggregation
& Transport
• 400+ combined
customers
• Wireless & Wireline
operators
• Enterprise
• Government
• Increased services
and support
capabilities
• Customer satisfaction
and delivery
Scale and Increased Strategic Relevancy
Industry
consolidation
makes
company scale
more important
Turin + Carrier
Access provides
scale required in
critical areas to
compete
effectively

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Why Turin is a Good Match
Empowered employees
Winning
Clear direction,
private company
Business plans
Accountability and trust
Customers

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Initial Indications – Impact of the Acquisition
Carrier Access Group / Location
•
Wireless Solutions Business Group
– Integrate into the company, maintaining Colorado presence
•
Converged Access Business Group
– Run as a stand-alone business unit as it is today
•
FLEXengine Software Development
– Continue to execute on software upgradeable model and
development milestones for key customers and partners
•
Shanghai Development Center
– Will have increased responsibilities
•
Other Sites / Locations
– Roanoke site to remain
– Wallingford and the EdgeFlex business will be handled separately

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Incentive Programs
•
We worked with the business groups to put the
appropriate incentives in place to tie in with the
business plans
•
Turin has embraced all 3 programs
•
The programs include:
– AT&T
– Adit 600 MSR
– Software OEM Partner
•
Each individual’s manager will follow up to discuss
further

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Expected Process
Proxy filed
Definitive Agreement
Signed
12/15/07
Definitive Agreement
Announced
12/17/07
Shareholder
vote
Begin operating
under new entity
Transaction closing
Ongoing operational
and strategic planning

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Business as Usual
•
Remain active in viable markets
•
Gain momentum with customers
•
Deliver on development milestones
•
Build the pipeline
•
Build key partnerships
•
Deliver on the business

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Questions and Answers Questions and Answers

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The Acquisition / Structure
1) Question –
What is the acquisition agreement?
Answer – The acquisition agreement provides for Turin Networks to acquire the outstanding shares of Carrier Access.  Subject to shareholder approval, Turin Networks will then own Carrier Access.
2) Question –
What is the difference in being a private company instead of a public company?
Answer –
Private companies do not have stock that is publicly tradedon the open market .
3) Question –
Why is the board willing to accept this offer over other offers made?
Answer –
The Board went through a deliberative process with financial and legal advisors and reviewed numerous possible alternatives. The
Board of Directors determined that the Turin offer was in the best interests of the shareholders.
4) Question – Why did the Board believe that the Turin offer was a better offer than made by Mr. Goldman?
Answer – After his proposal, we contacted Mr. Goldman to engage in discussions regarding his proposal, but prior to the initiation of any discussions, Mr. Goldman retracted his proposal.
5) Question –
What is the process between now and the closing of the acquisition?
Answer –
The acquisition agreement was signed and then announced. Next, a proxy statement will be filed with the SEC that explains the acquisition agreement to shareholders and sets a date for shareholder approval. Between the date of filing of the proxy and the date of shareholder vote, Carrier Access continues as a standalone public company. Following shareholder vote, if approved, Carrier Access will become owned by Turin Networks .
6) Question –
When is the expected closing of the Acquisition ?
Answer –
The closing is anticipated to be in the first calendar quarter of 2008.  After the closing of the acquisition, Carrier Access will begin operating under Turin Networks.

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Carrier Access Wireless Business
4) Question – Are you still committed to the EdgeFLEX and Broadmore IP platforms?
Answer – The long-term plans for EdgeFLEX and Broadmore IP are still being evaluated.
1) Question
– Are you still committed to existing customer projects?
Answer – Yes. Critical customer projects will continue and they are paramount to the success of Carrier Access in 2008.
2) Question – Are your existing product roadmaps still valid?
Answer –
Yes. Carrier Access regularly publishes roadmap updates as part of standard process and will continue to do so. As always, management will continuously review product strategy and market opportunities and roadmaps.
3) Question
– Are you still committed to the MASTERseries and Axxius platforms?
Answer –
We are committed to FLEXengine development moving forward, it is the foundation of what we are doing, and that it is the software base of both MASTERseries and Axxius.
5) Question
– Are you still committed to FLEXengine development?
Answer – Yes. Carrier Access believes that the software upgradeable model for the FLEXengine is critical to provide operators with the flexibility, scaleable and future -proof investment protection that they need. Carrier Access continues to move forward the FLEXengine model across network optimization, remote visibility, pseudo - wire and the migration to all - IP networks.
6) Question – How will CAC products fit in with Turin products?
Answer – The Carrier Access products extends the Turin product portfolio to the edge of the service provider’s network.  Initial analysis indicates that the Wireless business group will be integrated into Turin, while maintaining a Colorado presence and Converged Access business group will be run as a stand alone business unit as it is today (business as usual). EdgeFLEX product line is still being evaluated.

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Carrier Access Converged Access Business
1) Question
–Will converged access still exist?
Answer –
Yes.  We are committed to supporting our installed base of Adits and investing in future product roadmaps commitments.  We feel this product line is strategic and helps extend our reach. Current plans are that Converged Access will be operated as a separate business unit.
2) Question
–Will any current voice integration solutions group projects be stopped?
Answer –
We continue to evaluate all current initiatives.  Those that are non - strategic and / or do not have market traction may be re -
and / or stopped.  As with all product lines, Carrier Access continuously evaluates the return on investment potential of the product strategy.
directed

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Carrier Access Employees
1) Question –
Does this impact Shanghai?
Answer – Yes, with an increase in responsibilities. Shanghai is considered a strategic asset by Turin and indications are that it will be utilized extensively i n the go forward plans.
2) Question –
Does this impact any of the Carrier Access remote sites?
Answer – The Roanoke site will remain open and the Wallingford site will be treated separately as part of the EdgeFLEX evaluation.
3) Question – What happens to my stock options or RSUs?
Answer
–
Turin will not assume Carrier Access ’s stock plan.  Therefore, all earned RSUs and options will vest 100% immediately upon closing and cash will be distributed accordingly.
4) Question – What will happen if my options are under water at closing?
Answer –
At the day of closing, any underwater options will cease to have any value.
5) Question –
Can we exercise our options during the black out period?
Answer – Y es you can exercise, but you can not sell or buy the stock during a blackout.

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Carrier Access Business & Customers
1) Question –
How will we make business decisions before the closing of this merger?
Answer – We will continue to operate as a separate company applying usual business practices.  We have agreed with Turin that we will not take certain extraordinary actions w ithout its prior approval.
2) Question – Does this impact the Q4 financial metrics that you guided to on the last earnings announcement?
Answer
– No.
3) Question –
Will my customer support be impacted?
Answer – We will continue to deliver quality support to our customers. We believe that the customer support and services functions within the combined company will have more resources and capabilities to provide services and support to customer. Customer satisfaction remains a top priority.
4) Question – Is my current contact still the right contact for me?
Answer – Yes, we will continue to communicate with our customers to ensure optimal support at all times.

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Turin Networks
1) Question – How does this fit into the long term goals of Turin?
Answer –
The acquisition of Carrier Access extends the Turin product portfolio to the edge of the Service Provider network and provides Turin the scale in R&D, customer service, and support to more effectively address the needs of the market.
2) Question – What are the advantages for customers?
Answer –
The combined entity is better equipped to provide the products, solutions, services, and support to meet the needs of the market.
3) Question –
What are the advantages for employees?
Answer – The combined entity has a broader product and solutions portfolio wIth the scale & capabilities to address critical customer needs in the wireline and wireless markets.
4) Question –
Will our benefits change?
Answer – Any changes in benefits will be communicated by Turin after closing of the transaction .
5) Question – How doe s this affect employees and the organizational chart?
Answer –
Remember, the definitive agreement must still be approved by shareholders.  Thus, detailed integration plans will be finalized and any impacts on employees will be communicated within that process.
6) Question –
Am I still employed?
Answer –
Any restructuring or change in positions will be communicated to you by your manager at the appropriate time.
7) Question –
How do I find out if I have a role in the new company?
Answer – Any restructuring or change in positions will be communicated to you by your manager at the appropriate time.
8) Question – Will we continue to have a Boulder site?
Answer –
That level of detail has not been finalized. Initial analysis indicates that a Colorado presence will be maintained, but the exact location depends on a number of factors.  We will communicate details as they are determined.

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Additional Information and Where to Find It
•
In connection with the proposed transaction, Carrier Access will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange
Commission (“SEC”).  SECURITY HOLDERS OF CARRIER ACCESS ARE URGED TO
READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED
WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION.  Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting
Investor Relations, Carrier Access, 5395 Pearl Parkway, Boulder, CO 80301 (Telephone:
303.442.5455). In addition, documents filed with the SEC by Carrier Access are available free of charge at the SEC's web site at www.sec.gov.
•
Carrier Access and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Carrier Access’ stockholders in connection with the transaction, which may be different than those of Carrier Access stockholders generally. Information regarding the interests of such directors and executive officers is included in Carrier
Access’ proxy statements and Annual Reports on Form 10-K, previously filed with the
SEC, and information concerning all of Carrier Access’ participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available.  Each of these documents is, or will be, available free of charge at the SEC's web site at http://www.sec.gov and from Investor Relations, Carrier Access, 5395 Pearl
Parkway, Boulder, CO 80301 (Telephone: 303.442.5455).